SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant  [X]

         Filed by a party other than the registrant  [ ]

         Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12

                     TRANSPORT CORPORATION OF AMERICA, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)      Title of each class of securities to which
                           transaction applies:
                  (2)      Aggregate number of securities to which transactions
                           applies:
                  (3)      Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:
         [ ]      Fee paid previously with preliminary materials.
         [ ]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                            [TRANSPORT AMERICA LOGO]


                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 20, 1999

                                 ---------------


         Notice is hereby given that the Annual Meeting of Shareholders of Transport Corporation of America, Inc. will be held at the Decathlon Hotel and Athletic Club, 1700 East 79th Street, Bloomington, Minnesota, on Thursday, May 20, 1999 at 1:30 p.m. for the following purposes:

         1.       To elect a Board of Directors.
         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 25, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors,


                                    Rosalyn A. Hennen
                                    Secretary

Eagan, Minnesota
April 12, 1999

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                     TRANSPORT CORPORATION OF AMERICA, INC.
                             1769 YANKEE DOODLE ROAD
                                 EAGAN, MN 55121

                                ---------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                                ---------------


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Transport Corporation of America, Inc. (the "Company") of proxies for the Annual Meeting of Shareholders of the Company to be held at the Decathlon Hotel and Athletic Club, 1700 East 79th Street, Bloomington, Minnesota, on Thursday, May 20, 1999 at 1:30 p.m. Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 12, 1999.

         The Company's Annual Report for the fiscal year ended December 31, 1998, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

         The total number of shares outstanding and entitled to vote at the meeting as of March 25, 1999 consists of 7,898,201 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on March 25, 1999 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

         Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders, but as unvoted for purposes of determining the approval of the matter. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and will not affect the outcome of the vote. However, since brokers have discretionary authority to vote on the election of directors, broker non-votes with respect to the election of directors will have the effect of negative votes.

         Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is currently composed of six members, all of whom are nominees for election at the Annual Meeting. It is the recommendation of the Company's Board of Directors that the six nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors shall be duly elected as directors.

         Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. The Company believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

         The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by the nominees.

                                                                                                 Director
Name and Age                        Principal Occupation                                           Since
------------                        --------------------                                         --------
James B. Aronson (60)               Chairman of the Board of Directors since May 1997;             1984
                                    Chief Executive Officer of the Company since
                                    August 1984; President of the Company from
                                    August 1984 to June 1994 and June 1996 to May
                                    1997; Prior to August 1984, President and Chief
                                    Operating Officer of Overland Express, Inc.

Anton J. Christianson (46)          Managing General Partner of Cherry Tree                        1987
                                    Investments, Inc. (a venture capital investment
                                    company) since October 1980; Director of Fourth
                                    Shift Corporation, TRO Learning, Inc. and
                                    Peoples Educational Holdings, Inc.

Michael J. Paxton (52)              President of First Alert, Inc. (manufacturer of                1995
                                    home safety products; a subsidiary of Sunbeam
                                    Corporation) since September 1998; Chairman,

                                    President and Chief Executive Officer of
                                    O-Cedar Brands, Inc. (a household cleaning products company) from January 1996 to June
                                    1998; President and Chief Executive Officer of Haagen-Dazs Company, Inc. (a subsidiary of Grand Metropolitan PLC) from 1992 through
                                    1995; President of the Baked Goods Division of Pillsbury Company (a subsidiary of Grand
                                    Metropolitan PLC) from 1989 to 1992;
                                    Director of Epitope, Inc. (a medical
                                    diagnostics company in Beaverton, Oregon).

Kenneth J. Roering (56)             Pillsbury Company - Paul S. Gerot Chair in Marketing           1992
                                    and Professor of Marketing in the Carlson School of
                                    Management at the University of Minnesota since
                                    September 1981; Director of TSI, Inc., Sheldahl, Inc.,
                                    Arctic Cat Inc. and IPI, Inc.

Robert J. Meyers  (45)              President and Chief Operating Officer of the Company           1997
                                    since May 1997; Chief Financial Officer of the Company
                                    since January 1993 to July 1998 and since December
                                    1998; and Chief Information Officer of the Company
                                    since January 1992.  Prior to joining the Company,
                                    Mr. Meyers was founder and President of MicroMation,
                                    Inc., a Minneapolis/St. Paul - based software development
                                    company from February 1982 to January 1992. During
                                    this same period, he founded and served as a certified
                                    public accountant with Meyers and Meyers, Ltd.

William D. Slattery (56)            President of Shamrock Business Group, Inc., a Minneapolis      1998
                                    MN, based consulting and investment company since
                                    October 1997; Chairman of the Cargo Division of
                                    Northwest Airlines Corporation from 1994 to April 1998.
                                    Prior to 1994, Mr. Slattery held positions at Northwest
                                    Airlines Corporation as Executive Vice President,
                                    International, from 1992 to 1994 and as Executive
                                    Vice President, Operations, from 1988 to 1992.

         VOTE REQUIRED. The affirmative vote of a majority of the shares of the Company's Common Stock represented at the meeting in person or by proxy and entitled to vote is required for the election of the nominees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ELECTION OF EACH NOMINEE.

         MEETINGS. During fiscal 1998, the Board of Directors met eight times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served, except Mr. Dennis M. Mathisen who attended one of the four Board meetings held in fiscal 1998 prior to his retirement from the Board on May 21, 1998.

         BOARD COMMITTEES. The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, which met twice during the last fiscal year, is currently composed of Messrs. Christianson (Chairman), Slattery and Roering. The Audit Committee meets with the Company's independent auditors and representatives of management to review the internal and external financial reporting of the Company, reviews the scope of the internal auditors' examination, considers comments by the auditors regarding internal controls and accounting procedures and management's response to these comments and approves any material non-audit services to be provided by the Company's independent auditors.

         The Compensation Committee, which met one time during the last fiscal year, is currently composed of Messrs. Roering (Chairman), Paxton and Slattery. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation, stock options and benefits of officers and employees. The Board of Directors has established a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Roering and Paxton, for the purpose of granting awards under the Company's 1986 Employee Stock Option Plan and its 1995 Stock Plan. The Stock Grant Subcommittee met one time during the last fiscal year.

         The Company does not have a nominating committee.

         DIRECTOR COMPENSATION. Each non-employee member of the Board of Directors receives $1,500 per month, plus $1,000 per meeting, as compensation for his service. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, pursuant to the Company's 1995 Stock Plan, each non-employee director of the Company automatically receives annually on the date of election or reelection as a director an option to purchase 4,000 shares of the Company's Common Stock at an option price equal to the fair market value of the Company's Common Stock on the date that the option is granted. All such options vest immediately and are exercisable at any time during the five year term or within 30 days of the date when the director terminates his service as a director, whichever period is shorter. The Board may, in appropriate circumstances, waive or modify the requirement that a director exercise an option within 30 days of the date when the director's services as a director terminate. The 1995 Stock Plan also permits granting of additional or alternative options to directors at the discretion of the Board.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION

         The following table shows, for fiscal years 1998, 1997 and 1996, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to James B. Aronson, the Company's Chief Executive Officer, and to the other executive officers of the Company whose total cash compensation exceeded $100,000 during 1998 (together with Mr. Aronson, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                          Long-Term
                                                         Annual Compensation            Compensation
                                                         -------------------            ------------
                                                                                            Stock                 All Other
Name and Principal Position               Year       Salary ($)         Bonus($)(1)      Options (#)         Compensation($)(2)
---------------------------               ----       ----------         -----------      -----------         ------------------
James B. Aronson                          1998          300,000          39,000              20,000                 1,600
   Chairman and Chief                     1997          260,000          13,000                 -0-             1,480,474
   Executive Officer                      1996          250,000             -0-              12,387                 1,500

Robert J. Meyers                          1998          250,000          32,500              20,000                 1,600
   President, Chief Operating             1997          200,000          10,000                 -0-                 1,600
   Officer, Chief                         1996          190,000             -0-               9,290                 1,500
   Financial Officer
   and Chief Information
   Officer

Michael D. Kandris (3)                    1998          100,109             -0-              20,000                   -0-
   Former Executive Vice President
   and Chief Financial Officer

---------------------------
(1) Represents a bonus earned in the previous year but paid in the year in which the amount is set forth in the table above.
(2) Represents Company contributions to the Company's 401(k) Retirement Plan. For fiscal 1997, includes $1,478,874 deemed compensation to Mr. Aronson resulting from an exercise of warrants.
(3) Mr. Kandris joined the Company in July 1998 from North Star Transport, Inc. as a result of the Company's acquisition of that company. He resigned in December 1998.

STOCK OPTIONS

         The following table contains information concerning individual grants of stock options to each of the Named Executives during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                                              -----------------
                                    PERCENT OF TOTAL                MARKET                   POTENTIAL REALIZABLE VALUE
                         OPTIONS   OPTIONS GRANTED TO                PRICE                   AT ASSUMED ANNUAL RATES OF
                         GRANTED      EMPLOYEES IN      EXERCISE   ON GRANT     EXPIRATION    STOCK PRICE APPRECIATION
     NAME                (#)(1)        FISCAL YEAR      PRICE ($)  DATE ($)        DATE           FOR OPTION TERM($)
     ----                -------   ------------------   ---------  --------     ----------   --------------------------
                                                                                                  5%             10%
                                                                                                  --             ---
James B. Aronson         20,000           25%            10.438     10.438        9/16/03       57,677         127,450

Robert J. Meyers         20,000           25%            10.438     10.438        9/16/03       57,677         127,450

Michael D. Kandris(2)    20,000           25%            10.438     10.438          N/A           N/A            N/A

-----------------
(1) Becomes exercisable with respect to one-third of the shares of Common Stock subject to the option on September 16, 1999, 2000 and 2001.
(2) Mr. Kandris resigned in December 1998. None of his options vested and all options have now terminated.

         The following table sets forth information with respect to the Named Executives concerning the exercise of options during 1998 and unexercised options held as of December 31, 1998:

                           AGGREGATED OPTION EXERCISES
                       AND DECEMBER 31, 1998 OPTION VALUES

                                                               NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                                              UNDERLYING UNEXERCISED         THE-MONEY OPTIONS
                                 SHARES                       OPTIONS AT 12/31/98 (#)        AT 12/31/98 ($)(1)
                                ACQUIRED          VALUE      ------------------------     ------------------------
       NAME                  ON EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
       ----                  ---------------  ------------  -----------  -------------    -----------  -------------
James B. Aronson                 11,250          147,375      27,008         24,129           52,785       32,788
Robert J. Meyers                 37,500          538,125      36,194         23,096           81,823       32,401

----------------------

(1) Based on a market price of $12.00 per share of Common Stock on December 31, 1998.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board consisting of Messrs. Roering (Chairman), Paxton and Slattery. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers were during 1998 and will in 1999 be reviewed by the full Board. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") designed to enhance disclosure of companies' policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company's compensation policies for 1998 as they affected Mr. Aronson, the Company's Chief Executive Officer and Messrs. Meyers and Kandris, the executive officers other than the Chief Executive Officer who, for 1998, were the Company's only executive officers whose compensation exceeded $100,000 (together with Mr. Aronson, the "Named Executives"). The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

         COMPENSATION PHILOSOPHY. The Compensation Committee's executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of the Company; payments commensurate with the best companies in the truckload industry; and alignment of the interests of management with those of stockholders.

         BASE SALARY. The Compensation Committee annually reviews each officer's salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee reviews the base salaries paid by the Company to a survey of national, public transportation companies. The Company attempts to maintain base salary levels which it believes allows the Company to attract and retain the quality of executive talent needed.

         ANNUAL BONUS. The Compensation Committee established the 1998 Executive Compensation Plan, an annual bonus plan for the Company's management, including the Named Executives, for 1998. Under this plan, the Named Executives were eligible to receive an annual bonus based on improvement of the Company's actual operating ratio over pre-established minimum and target operating ratios. The amount of bonuses were scheduled to increase as the operating ratios improved up to a maximum of approximately 50% of base salary. For fiscal 1998, bonuses of $39,000 and $32,500 were paid in 1999 to Messrs. Aronson and Meyers, respectively. Mr. Kandris resigned prior to the payment of bonuses.

         LONG-TERM INCENTIVES. To align the interests of management with those of shareholders the Compensation Committee has, using the information obtained from a national accounting and consulting firm, instituted a long-term incentive program which consists of options to be granted to Named Executives upon achieving or exceeding a target operating ratio. Once the target operating ratio is met or exceeded, the Board grants a fixed number of options under a formula based on current stock valuation and base pay. To foster a longer-term perspective, stock options typically vest over a three year period. In 1998, the pre-established operating ratio was not met and no options were granted.

         OTHER COMPENSATION PROGRAMS. The Company maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. The Company's retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which the Company may, at its discretion, match a portion of the employee contributions. During 1998, the Company contributed amounts equal to one-fourth of the employee deferrals, up to 1% of each participant's compensation. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to the Company's performance. In 1996, the Company instituted an Employee Stock Purchase Plan which allows all Company employees who meet certain eligibility requirements to purchase Company stock at a discount from market. Mr. Meyers is eligible to participate in the Plan.

         MR. ARONSON'S 1998 COMPENSATION. Mr. Aronson's base salary for 1998, which was determined on the same basis as the other Named Executives, was $300,000, which was set at the low end of the competitive scale of chief executive officer compensation for comparable companies. Mr. Aronson received a bonus under the 1998 Executive Compensation Plan as described above.

                     SUBMITTED BY THE COMPENSATION COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

Kenneth J. Roering             Michael J. Paxton           William D. Slattery


CERTAIN TRANSACTIONS

         During fiscal 1998, the Company paid MicroMation, Inc. $193,362 for information technology services. Robert J. Meyers, the Company's President, COO and CFO, is the founder, former executive officer and current shareholder of MicroMation, Inc.

PERFORMANCE GRAPH

         In accordance with the rules of the SEC, the following performance graph compares performance of the Company's Common Stock on the Nasdaq National Market to the S&P 500 Index and to the ABS Truckload Index prepared by Alex. Brown & Sons Incorporated. The graph compares the cumulative total return from November 4, 1994 (the date of the Company's initial public offering) to December 31, 1998 on $100 invested on November 4, 1994, assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.


COMPARISON OF CUMULATIVE TOTAL RETURN

                              [PLOT POINTS CHART]

Date            TCAM         Standard & Poor's      ABS Truckload Index

 11/4/94       100                 100                     100
12/30/94        83.5                99.1                    97
 6/30/95        95.6               119.2                    85.1
12/29/95       101.1               134                      87.5
 6/28/96       111                 148.2                   112.1
12/27/96        89                 165.2                   115.6
12/26/97       140.7               205.4                   155.3
 6/26/98       149.5               237.7                   181.8
12/31/98       105.5               243.9                   201.2


                      COMPARISON OF CUMULATIVE TOTAL RETURN

         The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the 1933 Act or the 1934 Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                             BENEFICIAL OWNERSHIP OF
                                  COMMON STOCK

         The following table presents information provided to the Company as to the beneficial ownership of the Company's Common Stock as of March 20, 1999 by
(i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and Named Executives of the Company and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                                                            Percent of
                                                      Common Stock                      Outstanding Shares
Beneficial Owners                                  Beneficially Owned                     of Common Stock
-----------------                                  ------------------                   ------------------

James B. Aronson(1)........................               581,413                               7.3%
  1769 Yankee Doodle Road
  Eagan, MN  55121

Anton J. Christianson(2)...................               546,487                               6.9%
 Centennial Lakes Office Park
 7601 France Avenue South
 Edina, MN  55435

SG Cowen Securities Corporation(3).........               535,000                               6.8%
  1221 Avenue of the Americas
  New York, NY 10020

Wellington Management Company,
   LLP (3).................................               559,200                               7.1%
   75 State Street
   Boston, MA 02109

Central Securities Corporation.............               533,757                               6.8%
   375 Park Avenue
   New York, NY 10152

William I. Hagen(3)........................               530,781                               6.7%
   112 - 2nd Street S.W.
   P. O. Box 357
   Roseau, MN 56751

T. Rowe Price Associates Inc. (3)..........               642,500                               8.1%
 100 East Pratt Street
 Baltimore, MD 21202

Michael J. Paxton(1).......................                11,200                                  *
Kenneth J. Roering(1)......................               103,750                               1.3%
Robert J. Meyers(1)........................               158,695                               2.0%
William D. Slattery(1).....................                 4,000                                  *
Michael D. Kandris(4)......................                27,344                                  *

All officers and directors as a group
  (11 persons)(1)(2).......................             1,440,255                              17.9%

---------------------
*        Less than 1%

(1) Includes the following shares for the indicated individual which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options or warrants: Mr. Aronson, 31,137; Mr. Meyers, 39,290; Mr. Paxton, 10,000; Dr. Roering, 32,500 shares; Mr. Slattery, 4,000 shares; all officers and directors as a group, 127,637.
(2) 535,548 shares indicated as being owned by Mr. Christianson are owned by Cherry Tree Ventures III, a limited partnership, of which Mr. Christianson is a managing general partner. As such, he is deemed to beneficially own such shares.
(3) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.
(4) Mr. Kandris resigned in December 1998. His ownership is not included in the "directors and officers as a group" calculation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the 1934 Act, the Company believes all of such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 1998, except that late Forms 5 were filed for the option grants in fiscal 1998 to Messrs. Aronson, Meyers, Paxton, Roering and Slattery.


                                    AUDITORS

         KPMG Peat Marwick LLP, independent certified public accountants, were the auditors for the Company for fiscal 1998. The Audit Committee will consider the selection of auditors for fiscal 1999 after the Annual Meeting of Shareholders and currently expects to recommend KPMG Peat Marwick LLP. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. The Company's Annual Meeting of Shareholders for the fiscal year ended December 31, 1999 is expected to be held on or about May 18, 2000 and proxy materials in connection with that meeting are expected to be mailed on or about April 3, 2000. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before December 7, 1999. In addition, if the Company receives notice of a separate shareholder proposal after February 27, 2000, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named as proxies solicited by the Board of Directors of the Company for its 2000 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

                          METHOD OF PROXY SOLICITATION

         The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors, and other regular employees of the Company by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. The Company will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of the Company.

         The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's Consolidated Financial Statements for the fiscal year ended December 31, 1998. A copy of Form 10-K, the Annual Report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing from the Company, at the address noted on the first page of this Proxy Statement.

                                       By Order of the Board of Directors,



                                       Rosalyn A. Hennen
                                       SECRETARY

                     TRANSPORT CORPORATION OF AMERICA, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 1999

     The undersigned hereby appoints James B. Aronson and Kenneth J. Roering, or either of them, as proxies with full power of substitution, to vote all shares of stock of Transport Corporation of America, Inc. of record in the name of the undersigned at the close of business on March 25, 1999 at the Annual Meeting of Shareholders to be held on May 20, 1999, at 1:30 p.m., or any adjournment or adjournments thereof, hereby revoking all former proxies.

1.  ELECTION OF DIRECTORS:

        [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
            (EXCEPT AS MARKED TO THE                TO VOTE FOR ALL
            CONTRARY BELOW)                         NOMINEES LISTED BELOW

      JAMES B. ARONSON        MICHAEL J. PAXTON      ROBERT J. MEYERS
   ANTON J. CHRISTIANSON     KENNETH J. ROERING     WILLIAM D. SLATTERY

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                   MARK THE FOR BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.


                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSAL (1) IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSAL IF THERE IS NO SPECIFICATION.

                                        Dated: ___________________________, 1999

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                               Signature if held jointly


                                        Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.